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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 14, 1999



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



NEW JERSEY                         0-19777                        22-3103129
(State or other                                                  (IRS Employer
jurisdiction of                  (Commission                     Identification
incorporation)                   File Number)                        Number)


                        181 UNIVERSITY AVENUE, SUITE 1208
                         TORONTO, ONTARIO M5H 3M7 CANADA
          (Address of principal executive offices, including ZIP code)

                                 (416) 363-5059
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The registrant, DUSA Pharmaceuticals, Inc., (the "Company"), has reported that a private placement offering of a total of 1,500,000 shares of its unregistered common stock has been fully subscribed for by existing and new institutional and other accredited investors. The shares were sold at $5.00 US per share, which represents a 15.6% discount to the average closing price over the past 6 weeks. The closing will take place within the next several days according to the terms of the offering.

         The securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

         The Company will use the funds to raise its working capital position to approximately two years of funds at current annual spending levels; to continue the manufacturing scale-up and commercialization of its lead product, Levulan(R) Photodynamic Therapy for actinic keratoses (AK) during FDA review of the Company's NDA; to advance development of Levulan(R) Photodetection for the bladder cancer program and other potential products; and in order to enhance the Company's ongoing dermatology partnering discussions.

         Except for historical information, this report contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to offer materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the use of funds raised in the private placement. Such risks and uncertainties include, but are not limited to the results of clinical trials, whether the Company's NDA filing will receive marketing approval, the status of its patents and proprietary protection, reliance on third parties to manufacture (in compliance with FDA regulations), uncertainties regarding the marketing of its products and whether a marketing alliance will be consummated, unanticipated expenses relating to potential regulatory requests, the availability of funds for ongoing operations and further development activities and other risks detailed from time to time in the Company's United States Securities and Exchange Commission (SEC) filings.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS

         (c) Exhibits

         [99] Press Release dated January 14, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             DUSA PHARMACEUTICALS, INC.



                             By: D. Geoffrey Shulman
                             D. Geoffrey Shulman, MD, FRCPC
                             President and Chief Executive Officer


Dated: January 14, 1999



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